Digital Media Solutions, Inc. Receives Continued Listing Standard Notice from NYSE Clearwater, Fla. -- April 5, 2023 - Digital Media Solutions, Inc. (NYSE: DMS) (the “Company”), a leading provider of technology-enabled digital performance advertising solutions connecting consumers and advertisers, today announced that it received notice from the New York Stock Exchange (the "NYSE") on March 30, 2023, indicating that the Company is not in compliance with NYSE's continued listing standards because the average closing price of the Company's common stock was less than $1.00 over a consecutive 30 trading-day period. Under NYSE rules, the Company has a period of six months from receipt of the notice to regain compliance with the NYSE minimum stock price listing requirement. The Company intends to notify the NYSE of its intent to cure the stock price deficiency and return to compliance with the NYSE continued listing standards. The Company intends to consider available alternatives if the Company does not otherwise regain compliance during the cure period, including but not limited to a reverse stock split. Any such reverse stock split would be subject to board and stockholder approval. The notice does not result in the immediate delisting of the Company's common stock from the NYSE. The Company's common stock will continue to be listed and trade on the NYSE during this cure period, subject to the Company's compliance with other NYSE continued listing standards. About Digital Media Solutions Digital Media Solutions, Inc. (NYSE: DMS) is a leading provider of technology-enabled digital performance advertising solutions connecting consumers and advertisers within auto, home, health and life insurance plus a long list of top consumer verticals. The DMS first-party data asset, proprietary advertising technology, significant proprietary media distribution and data- driven processes help digital advertising clients de-risk their advertising spend while scaling their customer bases. Learn more at https://digitalmediasolutions.com. Forward-Looking Statements: This press release includes “forward-looking statements” within the meaning of that term in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, and are made in reliance upon such acts and the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1955. DMS’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward statements are often identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions. These forward-looking statements include, without limitation, the Company's ability to regain compliance with NYSE continued listing standards and the potential alternatives available to regain compliance with NYSE continued listing standards, including a reverse stock split. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside DMS’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to, the risks and uncertainties indicated from time to time in DMS’s filings with the SEC, including those under “Risk Factors” in DMS’s Annual Report on Form 10-K and its subsequent filings with the SEC. There may be additional risks that we consider immaterial or which are unknown, and it is not possible to predict or identify all such risks. DMS cautions that the foregoing list of factors is not exclusive. DMS cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. DMS does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Investor Contact investors@dmsgroup.com For inquiries related to media, contact marketing@dmsgroup.com